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                                                                EXHIBIT 10.18


                                  AMENDMENT TO
                            J&L SPECIALTY STEEL, INC.
                             EXECUTIVE BENEFIT PLAN

                            EFFECTIVE JANUARY 1, 1998


                In accordance with the power reserved in Section 9.1 of the J&L Specialty Steel, Inc. Executive Benefit Plan, effective January 1, 1998, the above titled plan is hereby amended as follows:

         1. The name of the Plan is changed from the J&L Specialty Products Corporation Executive Benefit Plan to the J&L Specialty Steel, Inc. Executive Benefit Plan. Section 2.1(h) and (q) shall be amended to read in their entirety as follows:

                (h) Corporation: J&L Specialty Steel, Inc., a Pennsylvania corporation, successor by merger to J&L Specialty Products Corporation, a Delaware corporation.

                (q)      Plan: The J&L Specialty Steel, Inc. Executive Benefit
                         Plan.

         2. The following will be added at the end of Section 2.1(a):

                         ; provided, that for Participants terminating employment with Employer after December 31, 1997, the 1994 Group Annuity and Mortality Table will be used in place of the 1979 George B. Buck Mortality Table.

         3. The following will be added at the end of Section 4.1(a):

                (3) Notwithstanding the above Sections 4.1(a)(1) and (2), in the case of a Participant who terminates employment with Employer after February 1, 1998 and who commenced participation herein prior to May 1, 1992, the greater of:

                         (A) 1.65% of the Participant's Average Monthly Compensation multiplied by his Years of Service up to 30, plus 3% of the Participant's Average Monthly Compensation multiplied by his Years of Service in excess of 30; or

                         (B) 45% of the Participant's Average Monthly Compensation, plus 3% of such Average Monthly Compensation for each Year of Service after the later to occur of his 60th birthday or completion of 10 Years of Service;


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                         provided that the Retirement Benefit accrued for Years
                         of Service after the earlier to occur of Participant's 60th birthday or completion of 30 Years of Service, shall not exceed 21% of Participant's Average Monthly Compensation.

                   (4) Notwithstanding the above Sections 4.1(a)(1) and (2), in the case of a Participant who retires after February 1, 1998 and who commenced participation herein on or after May 1, 1992, 1.65% of the Participant's Average Monthly Compensation multiplied by his Years of Service.

         4. The following will be added to the end of Section 4.2(a):

                   (3) Notwithstanding the above Sections 4.2(a)(1) and (2), in the case of a Participant or Former Participant who terminates employment with Employer after February 1, 1998 and who commenced participation herein prior to May 1, 1992, 1.65% of the Participant's or Former Participant's Average Monthly Compensation multiplied by his Years of Service up to 30, plus 3% of the Participant's or Former Participant's Average Monthly Compensation multiplied by his Years of Service in excess of 30; provided that the Retirement Benefit accrued for Years of Service after the earlier to occur of the Participant's 60th birthday or completion of 30 Years of Service, shall not exceed 21% of the Participant's Average Monthly Compensation.

                   (4) Notwithstanding the above Section 4.2(a)(1) and (2), in the case of a Participant or Former Participant who retires after February 1, 1998 and who commenced participation herein on or after May 1, 1992, 1.65% of the Participant's or Former Participant's Average Monthly Compensation multiplied by his Years of Service.

         5. A new Section 5.5 shall be added to the Plan, to read in its entirety as follows:

                5.5 Limitation on Survivor Benefit. Notwithstanding any of the provisions of Article V or the Plan, for all Participants whose benefits commence under the Plan after February 1, 1998, no Survivor Benefit shall be provided in the event of Participant's marriage or remarriage after the commencement of benefits under the Plan; a Survivor Benefit shall only be provided if the spouse at the time of commencement of benefit, is Participant's spouse at the time of his death. A Participant whose benefits commence under the Plan after February 1, 1998 who is not married at the time of commencement of benefits shall not be entitled to any Survivor Benefit, regardless of Participant's marital status at death.


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         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officers this 23rd day of January, 1998.


ATTEST:                                      J&L SPECIALTY STEEL, INC.

                                             Successor by merger to
                                             J&L Specialty Products Corporation



/s/ KIRK F. VINCENT                          By: /s/ GUY R. DOLLE
--------------------------                       -------------------------
Secretary                                    Title:  Chairman




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